EXHIBIT 99.1

July 15, 2005

Office of the Chief Accountant
PCAOB Letter File
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re: Measurement Specialties, Inc. File No. 1-11906

Dear Sir:

We have read Item 4.01 of Form 8-K of Measurement Specialties, Inc., dated July 15, 2005, and agree with the statements concerning our Firm contained therein.

Very truly yours,

Grant Thornton LLP